UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 8, 2016

Date of Report (Date of earliest event reported)

E-COMPASS ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-37516	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Times Square, 37th Floor New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 646 912-8918

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

IMPORTANT NOTICES

E-compass Acquisition Corp. (“Parent” or the “Company”) and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of the Company’s shareholders to be held to approve the proposed acquisition discussed in the presentation discussed below. The Company’s officers and directors have no rights to any liquidation distribution the Company makes with respect to the ordinary shares sold in its initial public offering (“IPO”). Therefore, their equity holding will have no value if the Company does not acquire a target business within eighteen months of the IPO as required by the Company’s Amended and Restated Memorandum and Articles of Association, unless an extension to such time is approved by its shareholders. Shareholders of the Company and other interested persons are advised to read the Company’s Registration Statement on Form S-4 and proxy statement, when available, in connection with the Company’s solicitation of proxies for the special meeting because this proxy statement will contain important information.

The proxy statement will be mailed to shareholders as of a record date to be established for voting on the proposed acquisition. Shareholders will also be able to obtain a copy of the Registration Statement on Form S-4 and proxy statement without charge from the Company. The Registration Statement on Form S-4 and proxy statement, once available, may also be obtained without charge at the U.S. Securities and Exchange Commission’s website at www.sec.gov.

This Current Report on Form 8-K, including the exhibits contained herein, contains forward-looking statements that involve substantial risks and uncertainties. Other than statements of historical facts, all statements included in this report regarding NYM Holding, Inc. (“NYM”) or any of NYM’s subsidiaries (together with NYM, the “acquisition parties”) strategy, future operations, future financial position, prospects, plans and objectives of management, as well as statements, other than statements of historical facts, regarding NYM’s industry, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company and NYM may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements, and investors should not place undue reliance on the forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements made by the acquisition parties. Important factors that could cause actual results or events to differ materially from the forward-looking statements, include among others: continued compliance with government regulations; changing legislation or regulatory environments; requirements or changes affecting the businesses in which NYM is engaged; industry trends, including factors affecting supply and demand; labor and personnel relations; credit risks affecting NYM’s revenue and profitability; NYM’s ability to effectively manage its growth, including implementing effective controls and procedures and attracting and retaining key management and personnel; changing interpretations of generally accepted accounting principles; and general economic conditions. Further, the forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, collaborations or investments made by the Company or NYM. Neither the Company nor NYM assumes any obligation to update any forward-looking statements.

Item 8.01 Other Events.

E-compass Acquisition Corp. intends to use the attached presentation in meetings with investors commencing August 8, 2016. The materials attached as Exhibit 99.1 are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Name
99.1	Presentation dated August 2016

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated August 8, 2016

E-COMPASS ACQUISITION CORP.

By:	/s/ Richard Xu
Name:	Richard Xu
Title:	Chairman and Chief Executive Officer

4